Exhibit 99.1

NYMEX HOLDINGS, INC.

7,000,000 Shares of Common Stock

Underwriting Agreement

March 21, 2007

J.P. Morgan Securities Inc.

Banc of America Securities LLC

Merrill Lynch, Pierce Fenner & Smith Incorporated

    As Representatives of the

    several Underwriters listed

    in Schedule I hereto

c/o	J.P. Morgan Securities Inc.

277 Park Avenue

New York, New York 10172

Banc of America Securities LLC

9 West 57th Street

New York, New York 10019

Merrill Lynch, Pierce Fenner & Smith Incorporated

4 World Financial Center

New York, New York 10080

Ladies and Gentlemen:

Certain stockholders named in Schedule II hereto (the “Selling Stockholders”) of NYMEX Holdings, Inc., a Delaware corporation (the “Company”), propose severally to sell to the several Underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 7,000,000 shares of common stock, par value $0.01 per share, of the Company. In addition, at the option of the Underwriters, certain Selling Stockholders propose severally to sell to the several Underwriters up to an additional 1,050,000 shares of common stock to cover over-allotments, if any. The aggregate of 7,000,000 shares of common stock to be sold by Selling Stockholders is herein called the “Underwritten Shares” and the aggregate of 1,050,000 additional shares of common stock to be sold by the Selling Stockholders at the Underwriters’ option is herein called the “Option Shares”. The Underwritten Shares and the Option Shares are herein referred to as the “Shares”. The shares of common stock of the Company to be outstanding after giving effect to the sale of the Shares are herein referred to as the “Stock”.

The Company and the Selling Stockholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-140845) including a prospectus (the “Basic Prospectus”), relating to the Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the Basic Prospectus included in such registration statement as supplemented by the preliminary prospectus supplement dated March 12, 2007 specifically relating to the Shares (and any amendments thereto), any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the Basic Prospectus as supplemented by the prospectus supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Shares were first made (the “Time of Sale”), the Company had prepared the following information (collectively with the pricing information set forth on Annex C, the “Time of Sale Information”): a Preliminary Prospectus dated March 12, 2007, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex C hereto.

2. Purchase of the Shares by the Underwriters. (a) Each of the Selling Stockholders agrees, severally and not jointly, to sell the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from each of the Selling Stockholders at a price per share of $133.36

(the “Purchase Price”) the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder.

In addition, certain Selling Stockholders listed on Schedule II hereto severally and not jointly agree to sell the Option Shares to the several Underwriters, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Selling Stockholders the Option Shares at the Purchase Price.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from each of the Selling Stockholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company and the Attorneys-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

(b) The Company and the Selling Stockholders understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Company and Selling Stockholders acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

(c) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Attorneys-in-Fact (as defined below) to the Representatives in the case of the Underwritten Shares, at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, at 10:00 A.M. New York City time on March 27, 2007, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company and the Attorneys-in-Fact may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date” and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Company. The Company hereby agrees to pay any transfer taxes payable in connection with the Underwritten Shares sold by the Selling Stockholders. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of Davis Polk & Wardwell set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(d) The Company and the Selling Stockholders acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in any Preliminary Prospectus.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in such Time of Sale Information. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex C hereto and other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the

Representatives expressly for use in any Issuer Free Writing Prospectus; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in any Issuer Free Writing Prospectus.

(d) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(e) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, of 1934, as amended, and the rules and regulation of the Commission thereunder (collectively, the “Exchange Act”) and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Information and the Prospectus.

(g) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X, the “Significant Subsidiaries”) of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Significant Subsidiaries taken as a whole; (ii) neither the Company nor any of its Significant Subsidiaries has entered into any transaction or agreement that is material to the Company and its Significant Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Significant Subsidiaries taken as a whole; and (iii) neither the Company nor any of its Significant Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

(h) Organization and Good Standing. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

Each of the Significant Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Significant Subsidiaries. The subsidiaries listed in Schedule III to this Agreement are the only Significant Subsidiaries of the Company.

(i) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Significant Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Significant Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, except as set forth in the Registration Statement, Time of Sale Information and the Prospectus and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. The transfer restrictions applicable to the Stock as set forth in the Company’s amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on November 22, 2006 (such certificate of incorporation as so filed in Delaware, the “Amended and Restated Certificate of Incorporation”) have not been amended in whole or part since such time.

(j) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(k) The Shares. The Shares to be sold by the Selling Stockholders hereunder have been duly authorized and validly issued by the Company and will conform to the descriptions thereof in the Time of Sale Information and the Prospectus.

(l) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(m) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(n) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority, including but not limited to the Commodity Futures Trading Commission (the “CFTC”) is required for the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

(o) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations hereunder, no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement nor are there any statutes, regulations or contracts or other documents described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(p) Independent Accountants. KPMG LLP, which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(q) Title to Real and Personal Property. Except as described in the Registration Statement, Time of Sale Information and the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as described in the Preliminary Prospectus, Time of Sale Information and Prospectus; and the conduct of such respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others except as would not individually or in the aggregate have a Material Adverse Effect.

(s) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(t) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u) Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except with respect to taxes and tax returns contested in good faith and except where the failure to so pay or file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets except where such tax deficiency would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or materially adverse modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course except where such failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(x) Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i)(x) and (i)(y) of this paragraph (w), for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(y) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(z) Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa) Accounting Controls. Except as described in the Preliminary Prospectus, the Time of Sale Information and the Final Prospectus, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company is not aware of any material weaknesses in its internal controls.

(bb) Insurance. The Company and its Significant Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary for entities engaged in similar businesses in similar industries and as are adequate in accordance with the Company’s reasonable business judgment to protect the Company and its Significant Subsidiaries and their respective businesses; and neither the Company nor any of its Significant Subsidiaries has (i) received written notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(cc) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(dd) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ee) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ff) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(gg) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the sale of the Shares.

(hh) No Stabilization. The Company has not taken, directly or indirectly (without giving any effect to the activities by the Underwriters), any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(ii) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(jj) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications except for any failure to comply that would not, individually or in the aggregate, have a Material Adverse Effect.

(kk) Status under the Securities Act. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

4. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally and not jointly represents and warrants to each Underwriter that:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(b) No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, the sale of the Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) if such Selling Stockholder is a corporation, partnership or other entity, result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency having jurisdiction over such Selling Stockholder, except in the case of clauses (i) and (iii), for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a material adverse effect on such Selling Stockholder.

(c) Title to Shares. Such Selling Stockholder has good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters, provided the Underwriters receive such Shares without notice of any adverse claim.

(d) No Stabilization. Such Selling Stockholder has not taken and will not take, directly or indirectly (without giving any effect to the activities by the Underwriters), any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this paragraph are limited to statements or omissions made in reliance upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement or Prospectus (“Registration Statement Information”).

(f) Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this paragraph are limited to statements or omissions made in reliance upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Time of Sale Information (such “Time of Sale Information”, together with the Registration Statement Information, the “Selling Stockholder Information”).

Each of the Selling Stockholders represents and warrants that all of the Shares to be sold by such Selling Stockholders hereunder have been placed in custody under a Custody Agreement relating to such Shares, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to American Stock Transfer & Trust Company, as custodian (the “Custodian”), and that such Selling Stockholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing the person or persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s Attorneys-in-Fact (the “Attorneys-in-Fact” or any one of them the “Attorney-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder, to the extent provided in the Powers of Attorney and Custody Agreement, in connection with the transactions contemplated by this Agreement and the Custody Agreement.

Each of the Selling Stockholders specifically agrees that the Shares held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, the Company and the Attorneys-in-Fact, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each Selling Stockholder specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by such Selling Stockholder or by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event unless otherwise provided by law. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the

Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

5. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or, to the knowledge of the Company, the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or, to the knowledge of the Company, the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement, provided that (i) such delivery requirements to the Company’s shareholders shall be deemed met by the Company’s compliance with its reporting requirements pursuant to the Exchange Act if such compliance satisfies the conditions of Rule 158 and (ii) such delivery requirements to the Representatives shall be deemed met by the Company if the related reports are available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(h) Clear Market. For a period of 90 days after the date of this Agreement, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, which shall not be unreasonably withheld, other than (i) the sale of the Shares to be sold by the Company hereunder, (ii) grants of employee stock options or other awards pursuant to the terms of a plan in effect on the date hereof and disclosed in the Prospectus, (iii) issuances of common stock of the Company pursuant to the exercise of such options or awards or the exercise of any other employee stock options outstanding on the date hereof, (iv) issuances or sales of common stock of the Company under any employee stock purchase plan or any investment option under any Company 401(k) plan or similar employee savings plan (whether such plan or investment option is in effect on the date hereof or becomes effective thereafter), (v) the filing of any registration statement on Form S-8 covering common stock of the Company issuable (a) under stock options or other awards granted in accordance with any plan in effect on the date hereof or (b) under any employee stock purchase plan or any investment option under any Company 401(k) plan or similar employee savings plan (whether such plan or investment option is in effect on the date hereof or becomes effective thereafter) and (vi) the issuance of shares of common stock of the Company in connection with any acquisitions, mergers, or strategic investments that the Company enters into, provided that each recipient of shares of common stock of the Company in such transactions agrees to be bound by the same restrictions as those set forth in this sentence for the remainder of the 90-day period. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Section 5(h) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(i) For a period of 90 days after the date of this Agreement, the Company shall not permit any reduction in the duration of, or removal of, in whole or in part, the transfer restrictions set forth in Article V of the Amended and Restated Certificate of Incorporation as of the Closing Date that are applicable to Pre-IPO Common Stock, as defined therein, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, if (1) during the last 17 days of the period beginning on the date of this Agreement and ending on the date that is 90 days after the date of this Agreement, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of such 90-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed by this Section 5(i) shall continue to apply until the expiration of an 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event.

(j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares (it being understood that the Company makes no statement as to the activities of the Underwriters in connection with this offering).

(k) Exchange Listing. The Company will use its reasonable best efforts to maintain the listing of the Shares on the New York Stock Exchange (the “Exchange”).

(l) Reports. During a period of two years following the effective date of the Registration Statement, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system, provided that the Company is filing or furnishing of any of the foregoing materials with the Commission that are publicly available on EDGAR or pursuant to any similar replacement electronic system approved by the Commission shall be deemed to have been furnished to the Representatives at the time of such filing.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

6. Further Agreements of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with each Underwriter that:

(a) Tax Form. It will deliver to the Representative prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

7. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex C or prepared pursuant to Section 3(c) or Section 4(c) above, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission.

(d) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

(e) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or, if applicable, the Option Shares on the Closing Date or any Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Stockholders made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e) Officers’ Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, KPMG LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g) CFO Certificate. The Representatives shall have received a certificate on each of the date hereof and the Closing Date, dated as of such date, in form and substance reasonably satisfactory to the Representatives, from a principal financial or accounting officer of the Company with respect to certain financial and statistical information contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(h) Opinion of Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A hereto.

(i) Opinion of Counsel for the Company. Sidley Austin LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of counsel for each of the Selling Stockholders that is not a natural person, with respect to such matters as the Representatives may reasonably request.

(j) Opinion of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k) No Legal Impediment to Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares.

(l) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

(m) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange.

(n) Filing of Amended and Restated Certificate of Incorporation. The Company shall not have filed any amendment to its Amended and Restated Certificate of Incorporation.

(o) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9. Indemnification and Contribution.

(a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information (x) relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below or (y) relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein (other than any untrue statement or omission based upon any fact with respect to any position, office or other relationship which any Selling Stockholder has had with, and is material to, the Company or any of its predecessors or affiliates within three years prior to the date of the Prospectus).

(b) Indemnification of the Underwriters by the Selling Stockholders. Each of the Selling Stockholders severally in proportion to the number of Shares to be sold by such Selling Stockholder hereunder, and not jointly, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only with respect to the Selling Stockholder Information furnished by such Selling Stockholder.

(c) Indemnification of the Company and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and (ii) the information contained in the fifteenth and sixteenth paragraphs relating to stabilization transactions and passive market making under the caption “Underwriting”.

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc. (“JPMorgan”) and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders and their respective affiliates shall be designated in writing by such Selling Stockholders. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) of this section is unavailable to an Indemnified Person or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the aggregate amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, each Selling Stockholder and the Underwriters, as the case may be, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, each Selling Stockholder and the Underwriters, as the case may be, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, each Selling Stockholder and the Underwriters, as the case may be, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses but after deducting underwriting discounts and commissions) received by the Company and such Selling Stockholder from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company, each Selling Stockholder and the Underwriters, as the case may be, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, such Selling Stockholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in the case of a Selling Stockholder only the Selling Stockholder Information furnished by such Selling Stockholder may be considered.

(f) Limitation on Liability. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint. The liability of each Selling Stockholder under such Selling Stockholder’s representations, warranties and covenants and agreements contained in Section 4 hereof and Section 6 hereof and under the indemnity and contribution provisions of this Section 9 shall be limited to an amount equal to the net proceeds received by such Selling Stockholder for the sale of Shares by such Selling Stockholder to the Underwriters in this offering.

(g) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

12. Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this

Agreement pursuant to this Section 12 shall be without liability on the part of the Company and the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholders or any non-defaulting Underwriter for damages caused by its default.

13. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Underwriters will pay or cause to be paid all reasonable costs and expenses incident to the performance of the Company’s obligations hereunder, including without limitation, (i) the costs incident to the sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement; (iv) the fees and expenses of the Company’s counsel, Sidley Austin LLP as counsel for the Company with respect to Selling Stockholder matters and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (x) all expenses and application fees related to the listing of the Shares on the Exchange.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and shall additionally inure to the benefit of the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No subsequent purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or the Underwriters.

16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

17. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by JPMorgan on behalf of the Underwriters, and any such action taken by JPMorgan shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-8358), Attention: Equity Syndicate Desk, Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: ECM Legal and Merrill Lynch, Pierce Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080 (fax: (212) 449-3207), Attention: Global Origination Counsel. Notices to the Company shall be given to it at NYMEX Holdings, Inc., One North End Avenue, World Financial Center, New York, New York 10282 (fax: (212) 299-2299); Attention: General Counsel. Notices to the Selling Stockholders shall be given to the Attorneys-in-Fact at NYMEX Holdings, Inc., One North End Avenue, World Financial Center, New York, New York 10282 (fax: (212) 301-4645); Attention: Donna Talamo.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Agreement with Banc of America Securities LLC. The Underwriting Agreement dated March 11, 2007 among the Company, the Selling Stockholders identified therein and Banc of America Securities LLC attached hereto as Annex D is expressly incorporated into this Agreement and forms a part hereof.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

NYMEX Holdings, Inc.

By:	/s/ Richard Kerschner
Name:	Richard Kerschner
Title:	Senior Vice President, Corporate Governance and Strategic Initiatives

SELLING STOCKHOLDERS

By:	/s/ Donna Talamo
Name:	Donna Talamo
Title:	Vice President and Assistant Corporate Secretary

By:	/s/ Dawn Lowe
Name:	Dawn Lowe
Title:	Vice President—Membership Services

As Attorneys-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement

Accepted: March 21, 2007

For themselves and on behalf of the several Underwriters listed in Schedule I hereto.

J.P. MORGAN SECURITIES INC.

By:	/s/ Ian Weston
Authorized Signatory

BANC OF AMERICA SECURITIES LLC

By:	/s/ Ciaran T. O’Kelly
Authorized Signatory

MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED

By:	/s/ Kaivan Shakib
Authorized Signatory

Schedule I

Underwriter	Number of Shares
J.P. Morgan Securities Inc.	1,750,000
Merrill Lynch, Pierce Fenner & Smith Incorporated	1,400,000
Banc of America Securities LLC	1,400,000
Citigroup Global Markets Inc.	280,000
Deutsche Bank Securities Inc.	280,000
Jefferies & Company, Inc.	455,000
Lehman Brothers Inc.	280,000
Morgan Stanley & Co. Incorporated	280,000
Bear, Stearns & Co., Inc.	210,000
Fox-Pitt, Kelton Incorporated	210,000
Keefe, Bruyette & Woods, Inc.	210,000
Sandler O’Neill & Partners, L.P.	245,000

Total	7,000,000

Schedule II

Name of Beneficial Shareholder	Number of Shares Sold Pursuant to this Offering
Richard Schaeffer	45,000

Samuel Gaer	1,400

Thomas Gordon	8,000

David Greenberg	20,000

Investment entities affiliated with General Atlantic	900,900

AIG Clearing Corporation	30,000

AIG International Inc.	30,000

Santo G. Ammirato	18,000

Scott H. Arenstein	6,000

Scott Howard Arenstein GRAT III	90,000

Scott M. Arnel	90,000

Salvatore Azzara	2,100

Raymond F. Banjany	18,000

Frank Barbarino	12,000

Bear Stearns Securities Corp.	30,000

Paul D. Becker	12,000

Clifford Berger	30,000

Harry Bienenfeld	5,000

John B. Bishop	8,400

Bluefin Energy LLC	15,000

BNP Paribas Commodity Futures, Inc.	270,000

Eric T. Bolling	12,000

Robert H. Borders	6,000

Erik Brachman	6,300

John G. Bradberry	30,000

David M. Brodlie	5,000

Jason Brodsky	4,200

Michael Brown	10,000

Mark Burnett	20,000

Calyon Financial Inc.	108,400

Calyon Financial SNC	16,800

Campania Holdings LP	60,000

Cataldo J. Capozza	14,000

Cargill, Incorporated	16,800

James J. Celestino	15,000

Anthony A. Celli	15,600

Joseph R. Chiusano	5,000

Michael Chukusky	17,000

Citigroup Global Markets Inc.	131,200

Charles Cohen	10,000

Stephen Jay Cohen	27,000

Constellation Energy Commodities Group, Inc.	30,000

Angelo Coscia	8,000

Michael J. Coscia	50,000

Thomas A. Cunningham	52,000

Vincent Cuomo	10,000

Mark I. Curran	2,100

Deutsche Bank AG	30,000

Deutsche Bank Securities Inc.	30,000

Daniel Dicker	15,000

Mark V. Dimon	10,000

John V. Donzelli	2,100

DRW Commodities, LLC	120,000

Francis A. Dubie	8,400

Christopher Engel	20,000

Michael Epstein	90,000

David Erdman	10,000

Isaac Ergas	700

Estate of Robert M. DeRose	40,000

Estate of Richard Allen Moskowitz	15,000

Adam Faber	10,000

Daniel H. Faber	10,000

Lee H. Fader	17,000

Louis C. Falzarano	2,100

FC Stone, LLC	8,400

Peter Fede	10,000

Charles E. Federbush	10,000

Bruce Fein	15,000

Frederik C. Ferriola	2,800

Robert E. Fink	2,100

Warren Fink	4,000

Mark B. Fischer	51,000

Randi W. Fisher	40,000

John J. Fitzgerald	15,000

Jeffrey M. Freitas	700

Michael Friedman	1,400

Robert M. Fromm, Jr.	15,000

Tara Maureen Fromm	4,200

Stephen J. Gelbstein	13,000

Alan R. Genachowski	30,000

Anthony Giarletta	2,800

Jonathan Glaubach	20,000

Glencore Commodities Ltd.	30,000

Glencore Ltd.	30,000

Sanford J. Goldfarb	15,000

Noel Goodrich	2,100

Nathaniel Gosberg	32,800

Sylvia Gosberg	2,800

Martin Greenberg	100,000

Gregory A. Greves	8,400

Robert Greves	7,000

Carl H. Grill	35,000

John K. Hamlet	10,000

Hammerman Family Limited Partnership	20,000

Brian Hand	30,000

John H. Hanemann	1,400

Robert B. Harmon Sr.	2,800

Muriel Harris	6,300

Howard Hazelcorn	10,000

Kathleen T. Healey	6,000

Lewis B. Helfer	10,000

Brandt J. Hersh	15,000

Bruce Hershenov	15,000

Scott Hess	2,000

Ira Hochman	15,000

Peter Howard	2,800

HSBC Bank USA, National Association	25,200

HSBC Securities (USA) Inc.	30,000

Hudson River Futures, Inc.	8,400

Michael Imperio	15,000

Lee Jacknow	12,000

JPMorgan Chase Bank NA	30,000

JPMorgan Futures, Inc.	30,000

Harvey Kahn	14,000

Jack Kamin	9,000

Joel D. Kaplan	1,000

Sheila Kaplan	43,000

Steven J. Karvellas	5,000

Milton Kaufman	5,600

William R. Kelly	15,000

John R. Ketcham	10,000

John F. Kitrick	10,000

George Kleinman	8,400

Alan Kleinstein	10,000

Ira Koondel	18,000

Kottke Associates, LLC	15,000

Paul J. Kuehn	1,400

Robert G. Kuehn	1,400

Alan H. Kurtin	9,000

Marci R. Kurtz	10,000

Mark Lane	8,000

Michael A. Lang	15,000

Herman Lederberg	30,000

Hedwig Lederer	20,000

Joseph J. Lehey	15,000

Jonathan J. Leifer	15,000

Anthony Lepore	5,000

Andrew J. Lewis	11,000

Robert L. Lewis	8,400

George Lichtenstein	8,400

Carl S. Lieberman	37,000

Louis Dreyfus Energy Services LP	30,000

Madison Tyler Trading LLC	144,000

Man Financial Inc.	112,400

Joseph Marchione	20,000

David E. Markowitz	6,000

John J. Martin	1,400

Allen J. Marx	28,000

David J. Mattana	5,000

Frank C. Mavronicolas	10,000

Barry Mayer	25,000

Solomon Mayer	25,000

Hindi M. Mazel	10,000

Mark Mazel	10,000

Michael McCallion	10,000

Douglas S. McClay	10,000

James W. McCormack	5,000

Kevin T. McDonnell	11,000

Neil T. McGoldrich	33,000

Charles McGuffog	15,000

Kenneth McKay	6,000

Dawn R. McNamara	7,000

James J. McNamara	8,000

John L. McNamara	7,000

Stanley R. Meierfeld	15,000

Merrill Lynch Commodities, Inc.	30,000

Merrill Lynch Pierce Fenner & Smith Inc.	210,000

Mark R. Mitola	35,000

Hugh Monahan	5,000

John F. Moore	3,000

Morgan Stanley & Co. Incorporated	30,000

Morgan Stanley Capital Group Inc.	30,000

Anthony Moschitta	15,000

Robert Ira Moskowitz	2,000

William Mullen	2,100

John E. Murphy III	11,000

Jules Musinger	15,000

Scott Nash	8,800

Keith Newfield	4,000

Robert W. Ng	20,000

Robert Norchi	10,000

Jules Nordlicht	100,000

Craig D. Ogburn	1,400

John J. Orlando	20,000

Robert A. Orlinski	700

Russ G. Paparo	12,000

Parkhill LP	20,000

Pamela Hope Pataky	1,400

Pioneer Futures Inc.	2,800

Plains Marketing, L.P.	30,000

Michael Pomerantz	20,000

James A. Portagallo	15,000

Robert R. Pressner	80,000

Prudential Financial Derivatives, LLC	30,000

Vito P. Pucci	20,000

Edward I. Rabin	10,000

Gerald P. Rafferty	20,000

Peter Ramsey, Custody of Tate Leah Ramsey	2,000

Rand Financial Services, Inc.	30,000

Stephen Renov	9,000

Bruce L. Ritholtz	10,000

Ronin Capital, LLC	120,000

Alan Jay Rosenberg	30,000

Lori Rosenfeld	60,000

Douglas B. Rountree	8,400

David L. Rousso	8,000

Gordon Rutledge	10,000

Andrew Sabin	70,000

Robert Sahn	90,000

Sarah/HB Family Limited Partnership	20,000

Peter Scherer	40,000

Joseph Schirripa	2,800

Marc Schwartz	1,000

Marwan Shakarchi	45,000

Marc Sherman	8,400

Christian M. Smith	15,000

Lee Spiegal	180,000

Andrew C. Stein	15,000

Mitchell Steinhause	5,000

Mitchell Stern	9,000

Roger Stern	15,000

Michael S. Strauss	3,500

Stephen Sundheimer	30,000

Sol Tanne	6,000

Howard Tanney	10,000

Hillel Tauber	91,000

Term Commodities Inc.	30,000

Tewksbury Investment Fund Ltd.	30,000

Anthony F. Tomaselli	10,000

Stuart G. Troyetsky	7,000

Umicore AG & Co. KG	108,000

Emilio Valls	4,200

Anthony T. Vicidomine	2,100

Michael D. Visconti	15,000

Vitol Capital Management Ltd.	30,000

Vitol S.A.	15,000

Francis M. Vizza	20,000

Donald G. Vogel	3,000

Harvey S. Wachman	8,000

Thomas S. Wacker	4,200

Scott G. Waldman	10,000

Peter M. Walshak	13,000

Herbert Weinberger	5,000

Cindy Weisfisch	90,000

Monique Weisfisch	90,000

Richard Weisfish	90,000

Ryan R. Weisfisch	90,000

Charles Weisman	10,000

Jay Wickham	7,000

Howard Wolfson	9,000

Vincent Michael Yacavino	8,400

York Commodities	2,800

Richard G. Zeien	35,000

Mark Zibner	11,000

Brad L. Zola	11,000

Ingrid K. Zola	700

7,000,000

Selling Stockholder	Number of Option Shares
General Atlantic Partners 82, L.P. GAP Star, LLC GAPCO GmbH & Co. KG GAP Coinvestments CDA, L.P. GAP Coinvestments III, LLC GAP Coinvestments IV, LLC Total	961,281 15,750 2,184 525 56,458 13,802 1,050,000

Schedule III

Significant Subsidiaries

New York Mercantile Exchange, Inc.

Commodity Exchange, Inc.

Annex A

[Form of Opinion of Counsel for the Company]

[Special Counsel]

1. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

2. The Significant Subsidiaries have the status in the jurisdictions listed in Schedule I hereto as set forth in Schedule I.

3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4. The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby will not (i) conflict with the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order. Such counsel need not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries, if any.

5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

6. To such counsel’s knowledge, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or to which any property of the Company or any of its Significant Subsidiaries is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed, except that such counsel need not express any opinion in this paragraph 6 with respect to legal or governmental proceedings relating to regulatory matters of the type referred to in the Prospectus under the caption entitled “Risk Factors—Risks relating to regulation and litigation.”

7. The statements in the Preliminary Prospectus and Prospectus under the caption “Description of Capital Stock” insofar as such statements purport to summarize certain provisions of the Amended and Restated Certificate of Incorporation, fairly summarize such provisions in all material respects.

8. The statements in the Preliminary Prospectus and Prospectus under the caption “Underwriting” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

9. The Company is not and, solely after giving effect to the offering and sale of the Shares, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940.

Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the Time of Sale Information and the Prospectus and any amendment and supplement thereto and related matters were discussed and on the basis of the foregoing, (i) the Registration Statement, at the time it became effective and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, (except that in each case such counsel need not express any view as to the financial statements, financial schedules and other financial information included therein or excluded therefrom) and (ii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, financial schedules and other financial information included therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, such counsel shall state that no facts have come to such counsel’s attention that have caused such counsel to believe that documents included in the Time of Sale Information, as of the Time of Sale, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, financial schedules and other financial information included therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement).

A-2

[Form of Opinion of Counsel for the Company]

[General Counsel of the Company]

1. The Company is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. “Material Adverse Effect” means a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole

2. The Significant Subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

3. The shares of Common Stock shown by the Company’s stock record books as being issued and outstanding immediately prior to the date hereof have been duly authorized and are validly issued and are fully paid and nonassessable.

4. The statements in the Preliminary Prospectus and Prospectus under the caption “Business-Legal proceedings” and “Risk Factors-risks relating to regulation and litigation” insofar as such statements purport to summarize legal matters and regulation of our business, fairly summarize such matters in all material respects.

5. The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby will not violate or conflict with, or result in any contravention of, the Commodity Exchange Act, as amended, or the rules and regulations of the Commodities Futures Trading Commission.

6. The Shares have been duly authorized by the Company and, when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable, and free and clear of any preemptive rights or any similar rights arising under the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws, the DGCL or under any Applicable Contract.

Annex B

[Form of Opinion of Counsel For The Company

(Regarding Certain Selling Stockholder Matters)]

1. A Power of Attorney and a Custody Agreement have been duly executed and delivered by each Selling Stockholder that is a natural person (each, an “Individual Selling Stockholder”) and constitute valid and binding agreements of such Individual Selling Stockholder, enforceable against such Individual Selling Stockholder in accordance with their respective terms.

2. The Underwriting Agreement has been duly executed and delivered by or on behalf of each of the Individual Selling Stockholders.

3. Assuming that (a) The Depository Trust Company (“DTC”) is a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the “UCC”) and (b) each of the Underwriters acquires its interest in the Shares it has purchased from the Selling Stockholders without “notice of any adverse claim” (within the meaning of Section 8-105 of the UCC), upon payment of the purchase price for the Shares to be sold by each Selling Stockholder as provided in the Underwriting Agreement and the crediting of such Securities to “securities accounts” (as defined in Section 8-501(a) of the UCC) of the Underwriters maintained with DTC, the Underwriters will have acquired “security entitlements” (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities and no action based on an “adverse claim” (as defined in Section 8-102(a)(1) of the UCC) may be asserted against such Underwriter with respect to such security entitlements.

4. The execution and delivery by each Individual Selling Stockholder of the Underwriting Agreement and his or her Power of Attorney and Custody Agreement, and the consummation by such Individual Selling Stockholder of his or her obligations thereunder, will not result in any violation of any Applicable Law. “Applicable Law” means those laws, rules and regulations of the State of New York and United States federal laws, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and the Powers of Attorney and Custody Agreements of the Individual Selling Stockholders (other than United States federal or state securities or blue sky laws; banking laws; insurance laws; tax laws; antifraud or similar laws; the rules and regulations of the National Association of Securities Dealers, Inc. and the New York Stock Exchange; any laws, rules or regulations applicable to an Individual Selling Stockholder because of his or her legal or regulatory status or facts specifically pertaining to him or her; and any other laws, rules or regulations excluded by customary practice).

5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery by each Individual Selling Stockholder of the Underwriting Agreement and his or her Power of Attorney and Custody Agreement or the consummation by such Individual Selling Stockholder of the transactions contemplated thereby. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the relevant Individual Selling Stockholder pursuant to Applicable Law, other than any consent, approval, license, authorization or validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than such Individual Selling Stockholder) in the transactions contemplated by the Underwriting Agreement or his or her respective Power of Attorney or Custody Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties. “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the relevant Individual Selling Stockholder under Applicable Law.

B-2

Annex C

a. Time of Sale Information

b. Pricing Information Provided Orally by Underwriters

Public offering price of $136.50 per Share.

Annex D

NYMEX HOLDINGS, INC.

Shares of Common Stock

Underwriting Agreement

                                                                                              March 11, 2007

Banc of America Securities LLC

9 West 57th Street

New York, New York 10019

Ladies and Gentlemen:

Certain stockholders named in the Prospectus (as defined below) under the caption “Principal and Selling Stockholders” (the “Selling Stockholders”) of NYMEX Holdings, Inc., a Delaware corporation (the “Company”), have proposed severally to sell to the several Underwriters listed in Schedule I hereto (the “Underwriters”) shares of common stock, par value $0.01 per share, of the Company pursuant to an underwriting agreement to be entered into among the Selling Stockholders, the Company and the Underwriters (the “Underwriting Agreement”), such shares to be offered by the Underwriters to the public (the “Secondary Offering”). In addition, at the option of the Underwriters, one of the Selling Stockholders has proposed to sell to the several Underwriters an additional amount of shares of common stock to cover over-allotments, if any. The aggregate number of shares of common stock to be sold by Selling Stockholders in the Secondary Offering pursuant to the Underwriting Agreement including additional shares of common stock to be sold by the Selling Stockholder in the Secondary Offering at the Underwriter’s option is herein called the “Underwritten Shares”.

In connection with the Secondary Offering, at the option of the Company (exercisable in the Company’s sole discretion by written notice to Banc of America Securities LLC (“BAS”)) concurrently with the execution of the Underwriting Agreement, BAS agrees to purchase directly from the Selling Stockholders, at the Purchase Price (as defined below), a number of shares of common stock equal to the difference, if any, between the number of shares initially offered by the Selling Stockholders in the Secondary Offering and the number of shares sold in the Secondary Offering (the “BAS Shares”); provided, that in no event shall BAS be required to purchase shares of common stock if the per share public offering price in the Secondary Offering exceeds $125; provided further that in no event shall BAS be required to purchase shares of common stock having an aggregate value (based upon the per share public offering price in the Secondary Offering) in excess of $500 million.

The Company, the Selling Stockholders and BAS hereby confirm their agreement concerning the purchase and sale of the BAS Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-140845) including a prospectus, relating to the Secondary Offering Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Secondary Offering Shares were first made (the “Time of Sale”), the Company will have prepared the following information (collectively with the pricing information, the “Time of Sale Information”): a Preliminary Prospectus dated March 12, 2007 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) relating to the Secondary Offering. The Preliminary Prospectus summarizes the terms of this Agreement and the Time of Sale Information and the Prospectus will disclose the amount of BAS Shares, if any, and the total number of Secondary Offering Shares sold pursuant to this Agreement and the Underwriting Agreement.

2. Purchase of the BAS Shares by BAS. (a) At the option of the Company (exercisable in the Company’s sole discretion by written notice to BAS concurrently with the execution of the Underwriting Agreement (the “Purchase Notice”)), each of the Selling Stockholders agrees, severally and not jointly, to sell the BAS Shares to BAS as provided in this Agreement, and BAS, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase from the Selling

2

Stockholders, at a price per share equal to the per share price of the Underwritten Shares sold to the public in the Secondary Offering as set forth in the Time of Sale Information and on the Cover of the Prospectus (the “Purchase Price”), the number of BAS Shares set forth in the Purchase Notice; provided; however, that in no event shall BAS be required to purchase shares of common stock (x) at a per share price in excess of $125, (y) having an aggregate value (based upon the per share public offering price in the Secondary Offering) in excess of $500 million or (z) in an amount to exceed the number of shares of common stock originally offered by the Selling Stockholders in the Secondary Offering but not included therein; and provided further that the number of BAS Shares sold by each Selling Stockholder to BAS, if any, shall be in an amount that is determined (subject to adjustment by the Attorneys-in-Fact (as defined below) for fractional shares) by multiplying the aggregate number of BAS Shares to be sold to BAS hereunder by a fraction, the numerator of which is the number of Underwritten Shares to be sold by each Selling Stockholder as set forth opposite their respective names in Schedule II to the Underwriting Agreement and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all of the Underwriters from all of the Selling Stockholders as set forth in Schedule II to the Underwriting Agreement.

(b) This Agreement, in the form executed by the parties hereto and attached as an exhibit to the Underwriting Agreement, shall be expressly incorporated into the Underwriting Agreement and form a part thereof.

(c) Payment for the BAS Shares shall be made by wire transfer in immediately available funds to the account specified in writing by the Attorneys-in-Fact to BAS, at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, at 10:00 A.M. New York City time on the date of the closing of the Secondary Offering. The time and date of such payment for the Secondary Offering Shares, including any BAS Shares, is referred to herein as the “Closing Date.”

(d) Payment for the BAS Shares to be purchased on the Closing Date shall be made against delivery to BAS of the BAS Shares to be purchased on such date registered in such names and in such denominations as BAS shall request in writing not later than two full business days prior to the Closing Date, with any transfer taxes payable in connection with the sale of the BAS Shares duly paid by the Company. The Company hereby agrees to pay any transfer taxes payable in connection with the BAS Shares sold by the Selling Stockholders. The certificates for the BAS Shares will be made available for inspection and packaging by BAS at the office of Davis Polk & Wardwell set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(e) The Company and the Selling Stockholders acknowledge and agree that BAS is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholders with respect to the purchase of the BAS Shares contemplated hereby and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person. Additionally, BAS is not advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders shall consult with their own advisors

3

concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and BAS shall have no responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by BAS of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of BAS and shall not be on behalf of the Company or the Selling Stockholders.

(f) Subject to the terms of Section 3 hereto, BAS shall have the right to registration of the BAS Shares subject to the terms provided in Annex C to this Agreement.

3. Lock-Up Agreement. (a) BAS agrees that, during the period specified in the following paragraph (the “Lock-Up Period”) BAS will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any BAS Shares or any securities convertible into or exercisable or exchangeable for BAS Shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the BAS Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of BAS Shares or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude BAS from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the BAS Shares even if such shares would be disposed of by someone other than BAS. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the BAS Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares. Notwithstanding the foregoing, nothing in this paragraph (a) shall restrict BAS from entering into customary market making transactions on behalf of customers in the ordinary course of business.

(b) The Lock-Up Period will commence on the date of the Closing Date and continue until January 1, 2008.

(c) Notwithstanding anything in this Section 3 to the contrary, commencing after the Closing Date, if the Company offers any holders (“Pre-IPO NYMEX Holders”) of the Company’s common stock that was issued prior to the Company’s initial public offering (such stock “Pre-IPO Shares”) with the opportunity to register all or some of their Pre-IPO Shares in a registration statement to be filed with the SEC under the Securities Act (a “Resale Registration”), then the Company shall provide BAS with the opportunity to include the BAS Shares in the Resale Registration upon the same terms and subject to the same conditions as the Pre-IPO NYMEX Holders. To the extent that the number of shares of common stock of the Company to be included in a Resale Registration is to be limited in any respect, the Pre-IPO NYMEX Holders and BAS shall be entitled to include shares on a pro rata basis based on the number of shares eligible and requested to be registered of each series of common stock by the Pre-IPO NYMEX Holders and BAS. Any BAS shares sold pursuant to the Resale Registration shall be excluded from the restrictions set forth in Section 3(a) herein.

4

4. Representations and Warranties of the Company. The Company represents and warrants to BAS that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives (as defined in the Underwriting Agreement) expressly for use in any Preliminary Prospectus; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in any Preliminary Prospectus.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in such Time of Sale Information. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance

5

with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in any Issuer Free Writing Prospectus.

(d) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto; provided further that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(e) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, of 1934, as amended, and the rules and regulation of the Commission thereunder (collectively, the “Exchange Act”) and none of such documents contained any untrue statement

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of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Information and the Prospectus.

(g) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X, the “Significant Subsidiaries”) of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Significant Subsidiaries taken as a whole; (ii) neither the Company nor any of its Significant Subsidiaries has entered into any transaction or agreement that is material to the Company and its Significant Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Significant Subsidiaries taken as a whole; and (iii) neither the Company nor any of its Significant Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus.

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(h) Organization and Good Standing. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

Each of the Significant Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Significant Subsidiaries. The subsidiaries listed in Schedule II to this Agreement are the only Significant Subsidiaries of the Company.

(i) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Significant Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Significant Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, except as set forth in the Registration Statement, Time of Sale Information and the Prospectus and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. The transfer restrictions applicable to the Stock as set forth in the Company’s amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on November 22, 2006 (such certificate of incorporation as so filed in Delaware, the “Amended and Restated Certificate of Incorporation”) have not been amended in whole or part since such time.

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(j) This Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(k) The BAS Shares. The BAS Shares to be sold by the Selling Stockholders hereunder have been duly authorized and validly issued by the Company and will conform to the descriptions thereof in the Time of Sale Information and the Prospectus.

(l) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(m) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not individually or in the aggregate have a Material Adverse Effect.

(n) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority, including but not limited to the Commodity Futures Trading Commission (the “CFTC”) is required for the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, except for the registration of the Secondary Offering Shares under the Securities Act.

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(o) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations hereunder, no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement nor are there any statutes, regulations or contracts or other documents described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(p) Independent Accountants. KPMG LLP, which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(q) Title to Real and Personal Property. Except as described in the Registration Statement, Time of Sale Information and the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as described in the Preliminary Prospectus, Time of Sale Information and Prospectus; and the conduct of such respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others except as would not individually or in the aggregate have a Material Adverse Effect.

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(s) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(t) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u) Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except with respect to taxes and tax returns contested in good faith and except where the failure to so pay or file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets except where such tax deficiency would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or materially adverse modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course except where such failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(x) Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and

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safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i)(x) and (i)(y) of this paragraph (w), for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(y) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(z) Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa) Accounting Controls. Except as described in the Preliminary Prospectus, the Time of Sale Information and the Final Prospectus, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with

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management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, the Company is not aware of any material weaknesses in its internal controls.

(bb) Insurance. The Company and its Significant Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary for entities engaged in similar businesses in similar industries and as are adequate in accordance with the Company’s reasonable business judgment to protect the Company and its Significant Subsidiaries and their respective businesses; and neither the Company nor any of its Significant Subsidiaries has (i) received written notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(cc) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(dd) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ee) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend,

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contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ff) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries, BAS or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the BAS Shares.

(gg) No Registration Rights. Other than BAS, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the sale of the BAS Shares.

(hh) No Stabilization. The Company has not taken, directly or indirectly (without giving any effect to any activities by the Underwriters in connection with the Secondary Offering), any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the shares of common stock of the Company.

(ii) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(jj) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications except for any failure to comply that would not, individually or in the aggregate, have a Material Adverse Effect.

(kk) Status under the Securities Act. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

5. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally represents and warrants to BAS that:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement (as incorporated into the Underwriting Agreement) and the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to, and

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for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the BAS Shares to be sold by such Selling Stockholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Stockholder.

(b) No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, the sale of the BAS Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) if such Selling Stockholder is a corporation, partnership or other entity, result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency having jurisdiction over such Selling Stockholder.

(c) Title to BAS Shares. Such Selling Stockholder has good and valid title to the BAS Shares to be sold at the Closing Date by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the Closing Date good and valid title to the BAS Shares to be sold at the Closing Date by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of such BAS Shares and payment therefor pursuant hereto, good and valid title to such BAS Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to BAS.

(d) No Stabilization. Such Selling Stockholder has not taken and will not take, directly or indirectly (without giving any effect to any activities by the Underwriters in connection with the Secondary Offering), any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the BAS Shares.

(e) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which

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they were made, not misleading; provided, however, that the representations and warranties set forth in this paragraph are limited to statements or omissions made in reliance upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement or Prospectus (“Registration Statement Information”).

(f) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this paragraph are limited to statements or omissions made in reliance upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Time of Sale Information (such “Time of Sale Information”, together with the Registration Statement Information, the “Selling Stockholder Information”).

Each of the Selling Stockholders represents and warrants that all of the Shares to be sold by such Selling Stockholders hereunder have been placed in custody under a Custody Agreement relating to such Shares, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to American Stock Transfer & Trust Company, as custodian (the “Custodian”), and that such Selling Stockholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing Donna Talamo and Dawn Lowe, and each of them, as such Selling Stockholder’s Attorneys-in-Fact (the “Attorneys-in-Fact” or any one of them the “Attorney-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by BAS to the Selling Stockholders as provided herein, to authorize the delivery of the BAS Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

Each of the Selling Stockholders specifically agrees that the BAS Shares held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriters, BAS, the Company and the Attorneys-in-Fact, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each Selling Stockholder specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by such Selling Stockholder or by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event unless otherwise provided by law. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the BAS Shares hereunder, such BAS Shares shall be delivered by or on

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behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

6. Further Agreements of the Company. The Company covenants and agrees with BAS that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the Secondary Offering. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(c) Notice to BAS. The Company will advise BAS promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or, to the knowledge of the Company, the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period (as defined in the Underwriting Agreement) as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or

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necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or, to the knowledge of the Company, the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(d) Earning Statement. The Company will make generally available to its security holders and BAS as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement, provided that (i) such delivery requirements to the Company’s shareholders shall be deemed met by the Company’s compliance with its reporting requirements pursuant to the Exchange Act if such compliance satisfies the conditions of Rule 158 and (ii) such delivery requirements to the Representatives shall be deemed met by the Company if the related reports are available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(e) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the BAS Shares (it being understood that the Company makes no statement as to the activities of the Underwriters in connection with the Secondary Offering).

(f) Exchange Listing. The Company will use its best efforts to maintain the listing of the BAS Shares on the New York Stock Exchange (the “Exchange”).

(g) Reports. During a period of two years following the effective date of the Registration Statement, the Company will furnish to BAS, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Secondary Offering Shares and BAS Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system, provided that the Company is filing or furnishing of any of the foregoing materials with the Commission that are publicly available on EDGAR or pursuant to any similar replacement electronic system approved by the Commission shall be deemed to have been furnished to the Representatives at the time of such filing.

(h) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

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(i) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

7. Further Agreements of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with BAS that:

(a) Tax Form. It will deliver to BAS prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

8. Certain Agreements of BAS. BAS hereby represents and agrees that:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than in its capacity as an Underwriter or Representative under the Secondary Offering (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex C to the Underwriting Agreement or prepared pursuant to Section 4(c) or Section 5(c) above, or (iii) any free writing prospectus prepared by an Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission.

(d) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

(e) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

9. Conditions of BAS’ Obligations. The obligation of BAS to purchase the BAS Shares on the Closing Date as provided herein is subject to the simultaneous purchase and

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delivery of the Underwritten Shares in the Secondary Offering on the Closing Date as contemplated by the Underwriting Agreement and to the performance by the Company and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Officers’ Certificate. BAS shall have received on and as of the Closing Date a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to BAS (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Sections 4(b) and 4(d) hereof are true and correct and (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(b) Comfort Letters. On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to BAS, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to BAS, in form and substance reasonably satisfactory to BAS, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(c) CFO Certificate. BAS shall have received a certificate on each of the date hereof and the Closing Date, dated as of such date, in form and substance substantially similar to the version to be delivered to the Representatives, from a principal financial or accounting officer of the Company with respect to certain financial and statistical information contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(d) Opinion of Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, shall have furnished to BAS, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to BAS, in form and substance substantially consistent with the version to be delivered to the Representatives, to the effect set forth in Annex A hereto.

(e) Opinion of Counsel for the Company. Sidley Austin LLP, counsel for the Company, shall have furnished to BAS, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to BAS, in form and substance substantially consistent with the version to be delivered to the Representatives, to the effect set forth in Annex B hereto.

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10. Indemnification and Contribution.

(a) Indemnification of BAS by the Company. The Company agrees to indemnify and hold harmless BAS, its affiliates, directors and officers and each person, if any, who controls BAS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information (x) relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below or (y) relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein (other than any untrue statement or omission based upon any fact with respect to any position, office or other relationship which any Selling Stockholder has had with, and is material to, the Company or any of its predecessors or affiliates within three years prior to the date of the Prospectus).

(b) Indemnification of BAS by the Selling Stockholders. Each of the Selling Stockholders severally in proportion to the number of BAS Shares to be sold by such Selling Stockholder hereunder agrees to indemnify and hold harmless BAS, its affiliates, directors and officers and each person, if any, who controls BAS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only with respect to the Selling Stockholder Information furnished by such Selling Stockholder.

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(c) Indemnification of the Company and the Selling Stockholders. BAS agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to BAS furnished to the Company in writing by BAS through its representative expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by BAS consists of the following information in the Prospectus furnished on behalf of BAS: (i) the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and (ii) the information contained in the fifteenth and sixteenth paragraphs relating to stabilization transactions and passive market making under the caption “Underwriting” (or the equivalent paragraphs should the paragraph numbers change as of the date of the Prospectus.

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 10, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 10 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 10. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person. Notwithstanding the foregoing, in the event that the Indemnified Person as described hereunder is BAS, and the other Underwriters are also parties to any suit, action, proceeding, claim or demand as described above, BAS shall not have the right to retain its own separate counsel but must rely on the counsel representing the other Underwriters. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for BAS, its affiliates, directors and officers and any control persons of BAS shall

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be designated in writing by BAS and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Attorneys-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and BAS, on the other, from the purchase of the BAS Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders, on the one hand, and BAS, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders, on the one hand, and BAS, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or by BAS and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Limitation on Liability. The Company, the Selling Stockholders and BAS agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Selling Stockholders or BAS were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable

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considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 10, in no event shall BAS be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by BAS with respect to the offering of the Secondary Offering Shares exceeds the amount of any damages that BAS has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of each Selling Stockholder under such Selling Stockholder’s representations, warranties and covenants and agreements contained in Section 5 hereof and Section 7 hereof and under the indemnity and contribution provisions of this Section 10 shall be limited to an amount equal to the net proceeds received by such Selling Stockholder for the sale of BAS Shares by such Selling Stockholder to BAS in this offering.

(g) Non-Exclusive Remedies. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

11. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

12. Termination. This Agreement will automatically terminate and have no further force or effect (subject to Section 15 hereof) if the Secondary Offering is abandoned or if the Underwriting Agreement is terminated in accordance with its terms.

13. Payment of Expenses. The parties hereunder agree that the provisions regarding the payment of expenses under the Underwriting Agreement shall govern this Agreement.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and shall additionally inure to the benefit of the officers and directors and any controlling persons referred to in Section 10 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No subsequent purchaser of BAS Shares from BAS shall be deemed to be a successor merely by reason of such purchase.

15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and BAS contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders or BAS pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the BAS Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or BAS.

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16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act

17. Miscellaneous. (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to BAS shall be given to Equity Syndicate Desk, Banc of America Securities LLC, 9 West 57th Street, New York, New York 10019, Attention: ECM Legal. Notices to the Company shall be given to it at NYMEX Holdings, Inc., One North End Avenue, World Financial Center, New York, New York 10282 (fax: (212) 299-2299); Attention: Christopher K. Bowen, Esq. Notices to the Selling Stockholders shall be given to the Attorneys-in-Fact at NYMEX Holdings, Inc., One North End Avenue, World Financial Center, New York, New York 10282 (fax: (212) 301-4645); Attention: Donna Talamo.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

NYMEX Holdings, Inc.

By:	/s/ RICHARD D. KERSCHNER
Name:	Richard D. Kerschner
Title:	Senior Vice President – Corporate Governance and Strategic Initiatives

SELLING STOCKHOLDERS

By:	/s/ DONNA TALAMO
Name:	Donna Talamo
Title:	Vice President and Assistant Corporate Secretary

By:	/s/ DAWN LOWE
Name:	Dawn Lowe
Title:	Vice President—Membership Services

As Attorneys-in-Fact acting on behalf of each of the Selling Stockholders named in the Preliminary Prospectus

Accepted: March 11, 2007

BANC OF AMERICA SECURITIES LLC

By:	/s/ CIARAN T. O’KELLY
Authorized Signatory

Schedule I

Underwriter

J.P. Morgan Securities Inc.

Merrill Lynch, Pierce Fenner & Smith Incorporated

Banc of America Securities LLC

Bear, Stearns & Co., Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Jefferies & Company, Inc.

Lehman Brothers Inc.

Fox-Pitt, Kelton Incorporated

Keefe, Bruyette & Woods, Inc.

Sandler O’Neill & Partners, L.P.

Schedule II

Significant Subsidiaries

New York Mercantile Exchange, Inc.

Commodity Exchange, Inc.

Tradingear Acquisition LLC

Annex A

[Form of Opinion of Counsel for the Company]

[Special Counsel]

1. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

2. The Significant Subsidiaries have the status in the jurisdictions listed in Schedule I hereto as set forth in Schedule I.

3. This Agreement has been duly authorized, executed and delivered by the Company.

4. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated thereby will not (i) conflict with the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order. Such counsel need not express any opinion, however, as to whether the execution, delivery or performance by the Company of this Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries, if any.

5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

6. To such counsel’s knowledge, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or to which any property of the Company or any of its Significant Subsidiaries is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed, except that such counsel need not express any opinion in this paragraph 6 with respect to legal or governmental proceedings relating to regulatory matters of the type referred to in the Prospectus under the caption entitled “Risk Factors—Risks relating to regulation and litigation.”

7. The statements in the Preliminary Prospectus and Prospectus under the caption “Description of Capital Stock” insofar as such statements purport to summarize certain provisions of the Amended and Restated Certificate of Incorporation, fairly summarize such provisions in all material respects.

8. The statements in the Preliminary Prospectus and Prospectus under the caption “Underwriting” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

9. The Company is not and, solely after giving effect to the offering and sale of the Shares, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940.

Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the Time of Sale Information and the Prospectus and any amendment and supplement thereto and related matters were discussed and on the basis of the foregoing, (i) the Registration Statement, at the time it became effective and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, (except that in each case such counsel need not express any view as to the financial statements, financial schedules and other financial information included therein or excluded therefrom) and (ii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, financial schedules and other financial information included therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, such counsel shall state that no facts have come to such counsel’s attention that have caused such counsel to believe that documents included in the Time of Sale Information, as of the Time of Sale, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, financial schedules and other financial information included therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement).

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[Form of Opinion of Counsel for the Company]

[General Counsel of the Company]

1. The Company is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. “Material Adverse Effect” means a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole

2. The Significant Subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

3. The 92,072,600 shares of Common Stock shown by the Company’s stock record books as being issued and outstanding immediately prior to the date hereof have been duly authorized and are validly issued and are fully paid and nonassessable.

4. The statements in the Preliminary Prospectus and Prospectus under the caption “Risk Factors-risks relating to regulation and litigation” insofar as such statements purport to summarize regulation of our business, fairly summarize it in all material respects.

5. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated thereby will not violate or conflict with, or result in any contravention of, the Commodity Exchange Act, as amended, or the rules and regulations of the Commodities Futures Trading Commission.

Annex B

[Form of Opinion of Counsel For The Company

(Regarding Certain Selling Stockholder Matters)]

6. A Power of Attorney and a Custody Agreement have been duly executed and delivered by each Selling Stockholder that is a natural person (each, an “Individual Selling Stockholder”) and constitute valid and binding agreements of such Individual Selling Stockholder, enforceable against such Individual Selling Stockholder in accordance with their respective terms.

7. This Agreement has been duly executed and delivered by or on behalf of each of the Individual Selling Stockholders.

8. Assuming that (a) The Depository Trust Company (“DTC”) is a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the “UCC”) and (b) BAS acquires its interest in the Shares it has purchased from the Selling Stockholders without “notice of any adverse claim” (within the meaning of Section 8-105 of the UCC), upon payment of the purchase price for the Shares to be sold by each Selling Stockholder as provided in this Agreement and the crediting of such Securities to “securities accounts” (as defined in Section 8-501(a) of the UCC) of BAS maintained with DTC, BAS will have acquired “security entitlements” (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities and no action based on an “adverse claim” (as defined in Section 8-102(a)(1) of the UCC) may be asserted against BAS with respect to such security entitlements.

9. The execution and delivery by each Individual Selling Stockholder of this Agreement and his or her Power of Attorney and Custody Agreement, and the consummation by such Individual Selling Stockholder of his or her obligations thereunder, will not result in any violation of any Applicable Law. “Applicable Law” means those laws, rules and regulations of the State of New York and United States federal laws, in each case, which, in our experience, are normally applicable to transactions of the type contemplated by this Agreement and the Powers of Attorney and Custody Agreements of the Individual Selling Stockholders (other than United States federal or state securities or blue sky laws; banking laws; insurance laws; tax laws; antifraud or similar laws; the rules and regulations of the National Association of Securities Dealers, Inc. and the New York Stock Exchange; any laws, rules or regulations applicable to an Individual Selling Stockholder because of his or her legal or regulatory status or facts specifically pertaining to him or her; and any other laws, rules or regulations excluded by customary practice).

10. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery by each Individual Selling Stockholder of this Agreement and his or her Power of Attorney and Custody Agreement or the consummation by such Individual Selling Stockholder of the transactions contemplated thereby. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any

Governmental Authority required to be made or obtained by the relevant Individual Selling Stockholder pursuant to Applicable Law, other than any consent, approval, license, authorization or validation, filing, qualification or registration which may have become applicable as a result of the involvement of any other party (other than such Individual Selling Stockholder) in the transactions contemplated by this Agreement or his or her respective Power of Attorney or Custody Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties. “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the relevant Individual Selling Stockholder under Applicable Law.

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Annex C

Registration Rights Provisions

1. Definitions.

As used in this Annex, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Person specified.

“BAS” means Banc of America Securities LLC, a Delaware limited liability company.

“BAS Registrable Shares” means the BAS Shares until in the case of any such share (i) it has been effectively registered under Section 5 of the Securities Act and disposed of by BAS pursuant to an effective registration statement under the Securities Act, (ii) it has been transferred pursuant to a transaction exempt from registration under the Securities Act or (iii) it may be transferred by a holder without registration pursuant to Rule 144 under the Securities Act or any successor rule whether or not subject to the volume limitation contained in such rule.

“Business Day” means any day that is not a Saturday, a Sunday or a legal holiday on which banking institutions in the State of New York are not required to be open.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Company, or any other shares of capital stock of the Company into which such stock shall be reclassified or changed (by operation of law or otherwise).

“Company” means NYMEX Holdings, Inc., a Delaware corporation.

“Delay Period” shall have the meaning set forth in Section 2 hereof.

“Effectiveness Period” shall have the meaning set forth in Section 2 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Lock-Up Period” means the period between the date of the signing of the underwriting agreement related to the BAS Shares to January 1, 2008.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the BAS Registrable Shares covered by the Registration Statement and all other amendments and supplements to the Prospectus and all material incorporated by reference or deemed to be incorporated by reference in the Prospectus.

“Registration Statement” means a Registration Statement of the Company on Form S 3, including the Prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“SEC” means the Securities and Exchange Commission.

“Secondary Offering” means the underwritten secondary offering of shares of Common Stock held by holders of the Series A-1, A-2 and A-3 Common Stock of the Company and shares of Series B-1, B-2 and B-3 Common Stock of the Company.

“Securities Act” means the Securities Act of 1933, as amended.

2. Registration.

Following the expiration of the Lock-Up Period, the Company agrees to use its commercially reasonable efforts to keep a Registration Statement continuously effective and usable for the resale of BAS Registrable Shares for a period ending on the earlier of (i) one year from the expiration of the Lock-Up Period and (ii) the first date on which none of the BAS Shares constitute BAS Registrable Shares. The foregoing notwithstanding, the Company shall have the right in its sole discretion, based on any valid business purpose (including, without limitation, to avoid the disclosure of any corporate development that the Company is not otherwise obligated to disclose or to coordinate such distribution with other shareholders that have registration rights with respect to any securities of the Company or with other distributions of the Company (whether for the account of the Company or otherwise)), to suspend the use of the Registration Statement for a reasonable length of time (a “Delay Period”) and from time to time; provided, that the aggregate number of days in all Delay Periods occurring in any period of twelve consecutive months shall not exceed 120. The Company shall provide written notice to BAS at the beginning and end of each Delay Period and BAS shall cease all disposition efforts with respect to BAS Registrable Shares held by it immediately upon receipt of notice of the beginning of any Delay Period. The time period for which the Company is required to maintain the effectiveness of the Registration Statement shall be extended by the aggregate number of days of all Delay Periods and such period or the extension thereof required by the preceding sentence is hereafter referred to as the “Effectiveness Period.” BAS will not have the right to use a Registration Statement for an underwritten offering or for any sales other than open-market transactions, excluding block trades.

3. Hold-Back Agreement.

BAS agrees, if it is requested by an underwriter in an underwritten offering for the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any of the Company’s equity securities, including a sale pursuant to Rule 144, during the 10-day period prior to, and during the 90-day period beginning on, the closing date of such underwritten offering.

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4. Registration Procedures.

In connection with the registration obligations of the Company pursuant to and in accordance with the purchase and sale of the BAS Shares, the Company will use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement to permit the sale of the BAS Registrable Shares in accordance with the intended method or methods of disposition thereof (other than pursuant to any underwritten registration or underwritten offering), and pursuant thereto the Company shall as expeditiously as possible:

(a)	prepare and file with the SEC such amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the Securities Act or the rules and regulations thereunder during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof (other than pursuant to any underwritten registration or underwritten offering) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(b)	notify BAS promptly (i) when a Prospectus or any Prospectus supplement has been filed, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related Prospectus or for additional information regarding BAS, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the BAS Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in the Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(c)	use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the BAS Registrable Shares for sale in any jurisdiction in the United States;

(d)

if requested by BAS, furnish to counsel for BAS, without charge, one conformed copy of the effective Registration Statement, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and such number of copies of the final

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Prospectus and each supplement thereto, as BAS may reasonably request in order to facilitate the disposition of the BAS Registrable Shares covered by each Registration Statement in conformity with the requirements of the Securities Act;

(e)	prior to any public offering of BAS Registrable Shares register or qualify such BAS Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as BAS shall reasonably request in writing; and do any and all other reasonable acts or things necessary or advisable to enable BAS to consummate the disposition in such jurisdictions of such BAS Registrable Shares covered by the Registration Statement; provided, however, that the Company shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject; and

(f)	except during any Delay Period, upon the occurrence of any event contemplated by paragraph 4(b)(ii) or 4(b)(v) above, prepare a supplement to the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the BAS Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company may require BAS to furnish such information regarding the distribution of such BAS Registrable Shares and as to BAS as it may from time to time reasonably request. If any such information with respect to BAS is not promptly furnished, the Company may exclude such seller’s BAS Registrable Shares from the Registration Statement.

BAS agrees by acquisition of such BAS Registrable Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(b)(ii), 4(b)(iii), 4(b)(iv) or 4(b)(v) hereof or upon notice of the commencement of any Delay Period, BAS shall forthwith discontinue disposition of such BAS Registrable Shares covered by the Registration Statement or the Prospectus until BAS’ receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(f) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus and, if requested by the Company, BAS shall deliver to the Company all copies, other than permanent file copies then in its possession, of the Prospectus covering such BAS Registrable Shares at the time of receipt of such request.

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BAS further agrees not to utilize any material other than the applicable current Prospectus in connection with the offering of BAS Registrable Shares pursuant to the Registration Statement.

5. Registration Expenses.

All costs, fees and expenses incident to the performance of or compliance with this Annex, including, without limitation, (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or Blue Sky laws and (iii) printing expenses, shall be paid by BAS.

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